                                                                    NEWS RELEASE

[CENTURY ALUMINUM LOGO]


CENTURY REPORTS 2004 FINANCIAL RESULTS

         MONTEREY, CA. Feb. 22, 2005 - Century Aluminum Company (NASDAQ:CENX) today reported fourth quarter net income of $20.9 million, or $0.65 a common share. The equipment failure at the St. Ann bauxite mine in Jamaica had an estimated negative impact on fourth quarter net income of $2.2 million, or $0.07 a common share.

         The company reported a net loss of $6.3 million, or $0.32 a share after preferred dividends for the fourth quarter of 2003. The 2003 quarter included net after-tax charges of $6.3 million, or $0.30 a share, for mark-to-market adjustments, the departure of an executive and an after-tax credit for lower of cost or market inventory adjustments.

         Sales for the fourth quarter of 2004 were $290.6 million compared with $205.8 million for the fourth quarter of 2003. Shipments of primary aluminum for the 2004 fourth quarter were 346.7 million pounds, up over 20 percent from 286.9 million pounds shipped in the year-ago quarter.

         For all of 2004, Century reported net income of $28.0 million, or $0.95 a common share after preferred dividends. Total year results include a charge for the early extinguishment of debt, $31.0 million after-tax, or $1.08 a common share. In 2003, net income totaled $1.0 million with a loss of $0.05 a common share after preferred dividends. Sales for 2004 were $1.06 billion compared with $782.5 million for 2003, and total 2004 primary aluminum shipments of 1.32 billion pounds were up 17 percent from the 1.13 billion pounds shipped in 2003.

         Financial and operating results for 2004 include Nordural from the April 27, 2004, acquisition date.

         "2004 was an outstanding year for Century Aluminum Company," said chairman and chief executive officer Craig A. Davis. "We benefited from robust aluminum prices. Primary aluminum production, shipments and sales were all-time records. We completed the acquisition of the Nordural plant in Iceland and plan to more than double its capacity to 212,000 metric tons per year (mtpy) by 2006. In the strong markets that prevailed during the fourth quarter, we were able to put in place a significant five-year forward sale. At the same time, a substantial portion of our capacity remains unhedged, allowing us to participate in the event of even stronger markets in the future. We also acquired an interest in bauxite and alumina assets that will ensure supply to our Hawesville, KY reduction plant."

         "We continued to improve our financial flexibility by strengthening our balance sheet and significantly reducing our annual interest expense. For the full year of 2004 we generated cash from operating activities of $105.8 million, an increase of over 21 percent from 2003. Our operating income grew to $151.6 million, a five-fold increase from 2003."

         Century owns 615,000 mtpy of primary aluminum capacity. The company owns and operates a 244,000 mtpy plant at Hawesville, KY, a 170,000 mtpy plant at Ravenswood, WV and a 49.67-percent interest in a 222,000-mtpy reduction plant at Mt. Holly, SC. Alcoa Inc. owns the remainder of the Mt. Holly plant and is the operating partner. Century also owns a 90,000 mtpy plant at Grundartangi, Iceland, and will expand that plant to 212,000 mtpy by 2006. After the completion of the 122,000 mtpy Iceland expansion, Century will own 737,000 mtpy of primary aluminum capacity. In addition, Century holds a 50 percent share of the 1.25 million mtpy Gramercy Alumina Plant in Gramercy, LA. Century's corporate offices are located in Monterey, CA.

         This press release may contain forward-looking statements within the meaning of U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future; however, these statements are subject to risks, uncertainties and assumptions any of which could cause Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the Securities and Exchange Commission. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Century Aluminum Company, Monterey, California
Michael Dildine, 831-642-9364

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                THREE MONTHS ENDED               YEAR ENDED
                                                                    DECEMBER 31                 DECEMBER 31
                                                                    -----------                 -----------
                                                                2004           2003         2004           2003
                                                                ----           ----         ----           ----
NET SALES:
  Third-party customers ..................................  $   248,260   $   173,306   $   897,538   $   660,593
  Related parties ........................................       42,343        32,509       163,209       121,886
                                                            -----------   -----------   -----------   -----------
                                                                290,603       205,815     1,060,747       782,479

COST OF GOODS SOLD .......................................      239,738       183,298       884,273       734,441
                                                            -----------   -----------   -----------   -----------
GROSS PROFIT .............................................       50,865        22,517       176,474        48,038

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES .............        7,950         8,683        24,916        20,833
                                                            -----------   -----------   -----------   -----------
OPERATING INCOME .........................................       42,915        13,834       151,558        27,205

INTEREST INCOME (EXPENSE) - Net ..........................       (7,212)      (10,893)      (39,240)      (43,509)
NET GAIN (LOSS) ON FORWARD CONTRACTS .....................       (4,375)      (12,732)      (21,521)       25,691
LOSS ON EARLY EXTINGUISHMENT OF DEBT .....................           --            --       (47,448)           --
OTHER INCOME (EXPENSE) ...................................         (696)         (179)       (1,305)         (688)
                                                            -----------   -----------   -----------   -----------
INCOME (LOSS) BEFORE INCOME TAXES ........................       30,632        (9,970)       42,044         8,699

INCOME TAX (EXPENSE) BENEFIT .............................      (10,521)        3,715       (14,894)       (2,841)
                                                            -----------   -----------   -----------   -----------
INCOME (LOSS) BEFORE MINORITY INTEREST AND
  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE ....       20,111        (6,255)       27,150         5,858

MINORITY INTEREST ........................................           --            --            --           986
EQUITY IN EARNINGS OF JOINT VENTURES .....................          821            --           821            --
                                                            -----------   -----------   -----------   -----------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE .........................       20,932        (6,255)       27,971         6,844

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE, NET OF TAX BENEFIT OF $34 MILLION ...........           --            --            --        (5,878)
                                                            -----------   -----------   -----------   -----------
NET INCOME (LOSS) ........................................       20,932        (6,255)       27,971           966

PREFERRED DIVIDENDS ......................................           --          (500)         (769)       (2,000)
                                                            -----------   -----------   -----------   -----------
NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS ......  $    20,932   $    (6,755)  $    27,202   $    (1,034)
                                                            ===========   ===========   ===========   ===========
EARNINGS (LOSS) PER COMMON SHARE
  Basic - Before cumulative effect of change in accounting
  principle ..............................................  $      0.65   $     (0.32)  $      0.95   $      0.23
  Basic - Cumulative effect of change in accounting
  principle ..............................................  $        --   $        --   $        --   $     (0.28)
                                                            -----------   -----------   -----------   -----------
  Basic - Net income (loss) ..............................  $      0.65   $     (0.32)  $      0.95   $     (0.05)
                                                            ===========   ===========   ===========   ===========
  Diluted - Before cumulative effect of change in
    accounting principle .................................  $      0.65   $     (0.32)  $      0.95   $      0.23
  Diluted - Cumulative effect of change in accounting
    principle ............................................  $        --   $        --   $        --   $     (0.28)
                                                            -----------   -----------   -----------   -----------
  Diluted - Net income (loss) ............................  $      0.65   $     (0.32)  $      0.95   $     (0.05)
                                                            ===========   ===========   ===========   ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  Basic ..................................................       32,024        21,083        28,668        21,073
  Diluted ................................................       32,099        21,083        28,775        21,099


                        SEE NOTES TO CONSOLIDATED STATEMENTS OF OPERATIONS

                            CENTURY ALUMINUM COMPANY
                 NOTES TO CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)


2003
Cost of Goods Sold includes a credit of $5,905 and $7,522 for net lower of cost or market inventory adjustments in the quarter and year to date respectively.

Selling, General & Administrative expenses includes a charge of $3,132 for the quarter and year to date for the acceleration of vested compensation benefits related to an executive resignation.

                            CENTURY ALUMINUM COMPANY
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                      2004           2003
                                                                                      ----           ----
ASSETS
CURRENT ASSETS:

  Cash .........................................................................  $    44,168   $    28,204
  Restricted cash ..............................................................        1,678            --
  Accounts receivable - net ....................................................       79,576        51,370
  Due from affiliates ..........................................................       14,371        10,957
  Inventories ..................................................................      108,555        89,360
  Prepaid and other assets .....................................................       10,055         4,101
  Deferred taxes - current portion .............................................       20,000         3,413
                                                                                  -----------   -----------
    Total current assets .......................................................      278,403       187,405
Property, plant and equipment - net ............................................      806,250       494,957
Intangible asset - net .........................................................       86,809        99,136
Goodwill .......................................................................       95,610            --
Other assets ...................................................................       58,110        28,828
                                                                                  -----------   -----------
    Total ......................................................................  $ 1,325,182   $   810,326
                                                                                  ===========   ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable, trade ......................................................  $    47,479   $    34,829
  Due to affiliates ............................................................       84,815        27,139
  Accrued and other current liabilities ........................................       52,665        30,154
  Accrued employee benefits costs - current portion ............................        8,458         8,934
  Convertible senior notes .....................................................      175,000            --
  Industrial revenue bonds .....................................................        7,815         7,815
  Long term debt - current portion .............................................        5,681            --
                                                                                  -----------   -----------
    Total current liabilities ..................................................      381,913       108,871

Senior secured notes payable - net .............................................        9,879       322,310
Senior unsecured notes payable .................................................      250,000            --
Nordural debt ..................................................................       75,733            --
Note payable - affiliates ......................................................           --        14,000
Accrued pension benefit costs - less current portion ...........................       10,685        10,764
Accrued postretirement benefits costs - less current portion ...................       85,549        78,218
Other liabilities ..............................................................       34,961        33,372
Due to affiliates - less current portion .......................................       30,416            --
Deferred taxes .................................................................       63,229        55,094
                                                                                  -----------   -----------
    Total noncurrent liabilities ...............................................      560,452       513,758

SHAREHOLDERS' EQUITY:
  Convertible preferred stock (80% cumulative, 0 and 500,000 shares outstanding
   at December 31, 2004 and December 31, 2003, respectively) ...................           --        25,000
  Common stock (one cent par value, 50,000,000 shares authorized; 32,038,297
   shares outstanding at December 31, 2004 and 21,130,839 at December 31, 2003)           320           211
  Additional paid-in capital ...................................................      415,453       173,138
  Other comprehensive loss .....................................................      (52,186)       (5,222)
  Retained earnings (accumulated deficit) ......................................       19,230        (5,430)
                                                                                  -----------   -----------
    Total shareholders' equity .................................................      382,817       187,697
                                                                                  -----------   -----------
    Total ......................................................................  $ 1,325,182   $   810,326
                                                                                  ===========   ===========

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                    YEAR ENDED
                                                                    DECEMBER 31
                                                              ----------------------
                                                                2004         2003
                                                              ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $  27,971    $     966
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Unrealized loss on forward contracts                          2,405        6,325
    Depreciation and amortization                                50,254       51,264
    Deferred income taxes                                         6,623        8,892
    Pension and other postretirement benefits                     8,040       10,986
    Workers' compensation                                           820        1,426
    Inventory market adjustment                                  (2,273)      (7,522)
    Loss on disposal of assets                                      761        1,040
    Minority Interest                                                --         (986)
    Cumulative effect of change in accounting principle              --        9,308
    Non-cash loss on early extinguishment of debt                 9,659           --
    Change in operating assets and liabilities:
      Accounts receivable - net                                 (19,440)      (5,130)
      Due from affiliates                                        (3,623)      (2,155)
      Inventories                                                (4,937)      (2,762)
      Prepaids and other assets                                  (3,590)        (261)
      Accounts payable, trade                                     2,602       (2,928)
      Due to affiliates                                          16,179        3,660
      Accrued and other current liabilities                      15,507        2,211
      Other - net                                                (1,130)      13,045
                                                              ---------    ---------
    Net cash provided by operating activities                   105,828       87,379

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property, plant and equipment                     (15,240)     (18,858)
  Nordural expansion                                            (59,784)          --
  Acquisitions                                                 (198,584)     (59,837)
  Restricted cash deposits                                       (1,678)          --
                                                              ---------    ---------
    Net cash used in investing activities                      (275,286)     (78,695)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowings                                                    425,883           --
  Repayment of third party debt                                (425,881)          --
  Repayment of related party debt                               (14,000)     (26,000)
  Financing fees                                                (13,062)        (297)
  Dividends                                                      (3,311)         (11)
  Issuance of common stock                                      215,793          736
                                                              ---------    ---------
    Net cash provided by (used in) financing activities         185,422      (25,572)

NET INCREASE (DECREASE) IN CASH                                  15,964      (16,888)

CASH, BEGINNING OF PERIOD                                        28,204       45,092
                                                              ---------    ---------

CASH, END OF PERIOD                                           $  44,168    $  28,204
                                                              =========    =========

                            CENTURY ALUMINUM COMPANY
                             SELECTED OPERATING DATA
                    (in Thousands, Except Dollars per Pound)
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM

                     Direct (1)               Toll
               --------------------    --------------------
                Pounds      $/Pound    Pounds      Revenue
               ---------    -------    -------    ---------
2004
4th Quarter      295,287      $0.87     51,421    $  33,077
3rd Quarter      292,978      $0.83     51,218    $  30,908
2nd Quarter      294,816      $0.82     35,600    $  21,413
1st Quarter      296,743      $0.78         --    $      --
               ---------    -------    -------    ---------
Total          1,179,824      $0.83    138,239    $  85,398

2003
4th Quarter      286,912      $0.72         --           --
3rd Quarter      292,567      $0.69         --           --
2nd Quarter      290,023      $0.68         --           --
1st Quarter      257,040      $0.70         --           --
               ---------    -------    -------    ---------
Total          1,126,542      $0.69         --           --

(1)   Does not include Toll shipments from Nordural

                 FORWARD PRICED SALES - AS OF DECEMBER 31, 2004

                          2005(1)        2006(2)        2007(2)     2008-2010(3)
                          -------        -------        -------     -----------
Pounds                    435,073        370,266        374,565         515,882

(1) The forward priced sales in 2005 exclude January 2005 shipments to customers that are priced based upon the prior month's market price.

(2) The forward priced sales in 2006 and 2007 may increase by up to 55,556 and 111,113 pounds, respectively, depending on the market price in the month of sale.

(3) The forward priced sales in 2008 through 2010 may increase by up to 496,040 pounds depending on the market price in the month of sale.